UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2020

GlycoMimetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36177	06-1686563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9708 Medical Center Drive

Rockville, MD 20850

(Address of principal executive offices, including zip code)

(240) 243-1201

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GLYC	The Nasdaq Stock Market

Indícate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02    Termination of a Material Definitive Agreement.

On February 5, 2020, GlycoMimetics, Inc. (the “Company”) received written notice from Pfizer Inc. (“Pfizer”) of Pfizer’s termination of the License Agreement by and between the Company and Pfizer, dated October 7, 2011, as amended (the “License Agreement”), effective April 5, 2020.

Upon termination, all rights and licenses granted to Pfizer under the License Agreement will terminate and Pfizer will return to the Company the rights to develop and commercialize the products subject to the License Agreement, including rivipansel, and will grant the Company a non-exclusive license to use the intellectual property developed by Pfizer in connection with its development of such products, subject to the terms of the License Agreement. The Company will work with Pfizer to effectuate any necessary transition activities regarding the subject matter of the License Agreement, and will be determining what, if any, next steps to take with respect to the rivipansel program after reviewing the Phase 3 data more completely.

The Company will not incur any termination penalties as a result of the termination of the License Agreement.

A summary of the material terms and conditions of the License Agreement is set forth in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “Commission”) on March 6, 2019. The License Agreement is filed as Exhibit 10.1 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-191567), filed with the Commission on October 31, 2013.  The description of the terms and conditions of the License Agreement contained in this Current Report on Form 8-K and the summary contained in the Annual Report on Form 10-K referenced above do not purport to be complete and are qualified in their entirety by reference to the full text of the License Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLYCOMIMETICS, INC.

	By:	/s/ Brian M. Hahn
Date: February 10, 2020		Brian M. Hahn Chief Financial Officer and Senior Vice President

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